Acquisition	12 Months Ended
Dec. 31, 2011
Acquisition [Abstract]
Acquisition
B.	Acquisition

Vanliner Group, Inc. (“Vanliner”) In July 2010, National Interstate (“NATL”), a 52%-owned subsidiary of AFG, completed the acquisition of Vanliner, a market leader in providing insurance for the moving and storage industry for $114 million (including post-closing adjustments). The initial purchase price (funded primarily with cash on hand) was based on Vanliner’s estimated tangible book value at the date of closing and is subject to certain adjustments, including a four and one-half year balance sheet guarantee whereby both favorable and unfavorable developments related to the closing balance sheet inure to the seller, UniGroup, Inc. In accordance with accounting guidance, all assets acquired and liabilities assumed were recognized at their fair values as of the acquisition date. The purchase price allocation based on these fair values resulted in a gain on purchase of $7 million (included in realized gains on subsidiaries). Vanliner’s premiums associated with policies in force as of December 31, 2011 totaled approximately $93 million. Pro forma results of operations for AFG assuming the acquisition of Vanliner had taken place at the beginning of 2010 would not differ significantly from actual reported results.